The Advisors’ Inner Circle Fund III (the “Trust”)

Barrow Hanley Emerging Markets Value Fund

Barrow Hanley International Value Fund

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund

Barrow Hanley Total Return Bond Fund

Barrow Hanley Credit Opportunities Fund

Barrow Hanley Floating Rate Fund

Barrow Hanley US Value Opportunities Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated June 7, 2024 to the Funds’ Summary Prospectuses, Prospectuses

and Statement of Additional Information (the “SAI”), each dated March 1, 2024.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAI and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAI.

I.       Perpetual US Services LLC, Doing Business As PGIA (“PGIA”), the Funds’ investment adviser, has determined to reorganize the Funds into newly created shell series of Perpetual Americas Funds Trust (the “Acquiring Trust”). Based on PGIA’s recommendation, the Board of Trustees (the “Board”) of the Trust has approved an agreement and plan of reorganization providing for the reorganization (each, a “Reorganization” and together, the “Reorganizations”) of the Funds into the following shell funds of the Acquiring Trust (each, an “Acquiring Fund” and together, the “Acquiring Funds”) to be advised by Perpetual Americas Funds Services, an affiliate of PGIA, and sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), the Funds’ sub-adviser:

Fund	Acquiring Fund
Barrow Hanley Emerging Markets Value Fund	Barrow Hanley Emerging Markets Value Fund
Barrow Hanley International Value Fund	Barrow Hanley International Value Fund
Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund
Barrow Hanley Total Return Bond Fund	Barrow Hanley Total Return Bond Fund
Barrow Hanley Credit Opportunities Fund	Barrow Hanley Credit Opportunities Fund
Barrow Hanley Floating Rate Fund	Barrow Hanley Floating Rate Fund
Barrow Hanley US Value Opportunities Fund	Barrow Hanley US Value Opportunities Fund

Following the closing of the Reorganizations, the Acquiring Funds will be managed by the same portfolio management teams at Barrow Hanley that currently manage the Funds, and the investment objectives, investment policies and investment risks of the Acquiring Funds will remain substantially similar to those of the corresponding Funds. The Reorganizations are intended to be tax-free, meaning that the Funds’ shareholders would become shareholders of the Acquiring Funds upon closing of the Reorganizations without realizing any gain or loss for federal income tax purposes.

The Reorganizations are subject to shareholder approval, though no shareholder action is necessary at this time. Shareholders of record of the Funds on or about June 7, 2024 will receive a proxy statement/prospectus that contains important information about their Reorganization(s) and the Acquiring Fund(s) in which they would own shares upon closing of the Reorganization(s), including information about investment strategies and risks, fees and expenses. Prior to the Reorganizations, Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Prospectuses. If shareholders approve the Reorganizations and other closing conditions are met, the closing of the Reorganizations are currently scheduled to take place upon the opening of business on August 19, 2024.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds or the Acquiring Funds, nor is it a solicitation of any proxy. When it is available, please read the proxy statement/prospectus carefully before making any decision to invest or when considering the Reorganizations. The proxy statement/prospectus will be available for free on the SEC’s website (www.sec.gov).

II.       The Board has approved the elimination of the 1.00% redemption fee charged by the Funds on redemptions of shares that have been held for less than 30 days (the “Redemption Fee”). Therefore, effective immediately, all references to the Redemption Fee are hereby deleted from the Summary Prospectuses and Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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